APPLICATION FOR VARIANCE REQUEST

MARENGO TOWNSHIP
14021 23 MILE ROAD
ALBION, MI 49224
269-781-8422
269-781-9862 FAX
FEE: **$500.00** payable to Marengo Township

SCMCCI
P.O. BOX 509
ATHENS, MI 49011
1-888-249-7077
1-269-729-5359 FAX
WEB: SCMCCI.ORG

Case No. ____________
Date Rec'd
Fee Rec'd (amt & date) ____________
Receipt No. ____________
Hearing Date ____________

Board Action: Approved ____, OR Denied ____.
ZBA Board Signatures: ____________, ____________

I. GENERAL INFORMATION

Tax Parcel No. 15-020-015-01
Property Address: 22695 J Drive North Marshal MI 49068
Zoning Classification: Agricultural
Adjacent Zoning: North Agricultural South Agricultural
East " West "

Applicant's Name PW MI Can RE Marengo LLC

Applicant's Physical Address: 22695 J Drive North Marshal MI 49068

Home Phone: ____________
Cell Phone: ____________
Email: Tomp@millanni.com

Owner: PW
Address: 301 Winding Rd, Old Bethpage NY 11804

Please Note: All questions must be answered completely. If additional space is needed, number and attach additional sheets. The total number of attached sheets is ____________.

II. ACTION REQUESTED

A. Indicate below which Ordinance requirements are the subject of your request:

____ front yard set-back
____ rear yard set-back
____ side yard set-back
____ off-street parking
_X_ other
____ appeal of zoning administrator's determination
____ determination of lot of record

____ lot coverage
____ area requirements
____ height
____ sign

B. State exactly what is intended to be done on/or with the property which necessitates a variance from the Zoning Ordinance. (Include dimensional information, e.g. reduce side yard setback from 20' to 15')

See attached

C. Describe the characteristics of your property which require the granting of a variance: (include dimensional information)

____too narrow ____elevation ____soil
____too small ____slope ____subsurface
____too shallow ____shape X Other (specify)
____location of septic, well, trees, other structures, etc.

See attached

D. Justification for granting the requested variance. The appellant must show that strict application of the provisions of the zoning ordinance to his/her property would result in practical difficulties inconsistent with the general purpose and intent of the ordinance. In order, for the board of appeals to determine whether unnecessary hardship exists, the appellant should provide answers to each of the following questions:

1. Can the property in question be used in conformance with the zoning ordinance without the requested variance? ✓ Yes ____No N/A

2. Is the variance request due to a self-created action of the appellant? ____Yes ✓ No /N/A

3. Are the conditions on your property the result of other manmade changes (such as relocation of a road or highway)? ____Yes ✓ No / N/A

4. Will strict application of the terms of the ordinance deny use of the property for any purpose to which it is reasonably adapted? ____Yes ✓ No /N/A

5. Is the variance requested a result of circumstances unique to this particular parcel and not in common with other parcels in the immediate area? ____Yes ____No N/A

6. Would granting the variance alter the essential character of the area? ____Yes ✓ No

7. Would granting the variance be contrary to any county development plans? ____Yes ✓ No N/A

8. Would granting the variance be contrary to the intent and purpose of the zoning ordinance?
____Yes X No

9. Other comments in support of application: See attached.

III. PROPERTY INFORMATION

A. Legal description of property affected (recorded copy must be provided)

See attached

Address of property:

B. List of all deed restrictions (attach additional sheets if necessary)

—

C. Names and addresses of all other persons, firms, or corporations having a legal or equitable interest in the land:

D. This area is _____unplatted, ✓ platted, _____will be platted. If platted name of plat:

E. Attach a **site plan** drawn to the scale of ____ a per the Zoning Ordinance. The Site Plan shall include the following:

1. Lot lines (Show dimensions in feet)
2. Label all streets and/or roads
3. Draw existing structures
4. Draw proposed construction N/A
5. Show dimensions of all buildings
6. Show distance from all sides of building lines in feet
7. Indicate all lakes, streams, and wetlands on this property
8. Indicate direction of Slopes of property and estimate degree of fall
9. Indicate direction of polar North on the site plan

F. If a previous appeal has been made for the parcel please list all pertinent information. (Date of appeal, nature of appeal, approved or denied) N/A

IV. IMPACT ON SURROUNDING LANDS

If your request is granted:

A. What are likely to be the positive and negative impacts of this decision on surrounding land and neighbors? Positive – Job creation + licensing fees for Marengo Township
Negative – none

B. How do you propose to minimize any potential negative impacts to which your proposed activity may cause? N/A

VI. AFFIDAVIT

The undersigned acknowledges that if a variance is granted or other decisions favorable to the undersigned is rendered upon the request, the said decision does not relieve the applicant from compliance with all other provisions of the Marengo Township Zoning Ordinance, the undersigned further affirms that he/she or they is (are) the Owner (owner, lessee, authorized agent, etc.) involved in the appeal and that the answers and statements herein contained and the information herewith submitted are in all respects true and correct to the best of his, her, or our knowledge and belief.

[signature] Applicant Signature (s)
Manager - PW MI CanRE Marengo LLC
6/9/22 Date

VII. FEE SCHEDULE

To call each into session Planning/Zoning Board, Board of Appeals, Zoning Ordinance, Map or Text Amendment, Site Plan Reviews, Special Use and Variance Permits, the fee is **$500.00**. In addition, applicant will be billed for additional publications, attorney, engineering, and zoning administrator fees invoiced to the township for their use.

PLEASE RETURN APPLICATION AND FEE PAYABLE TO:

MARENGO TOWNSHIP
14021 23 MILE ROAD
ALBION, MI 49224

TURN OVER PAGE

LOT DIAGRAM

Owner: PW MI Can RE Marengo LLC
Project Address: 22695 J Drive North Marshall MI 49068
Property Tax ID #: ____________________

1. Draw lot lines
2. Label street
3. Draw existing structures
4. Draw proposed construction
5. Show dimensions of all buildings
6. Show distance from all sides of buildings to all lot lines
7. Draw lakes, streams, and wet lands within 500 feet
8. Contractor/owner will stake 2 adjacent lot lines

See attached

Signature of Applicant/Agent: [signature] Date: 6/9/22

PW MI CanRe Marengo LLC
22695 J Drive North
Marshall MI 49068

June 10, 2022

Re: Application for a confirmation and/or administrative ruling that 22695 J Drive North, Marshall MI 49068 (the "Property") is zoned Agricultural and the existing greenhouse is an "Agricultural" structure as used in Section 2.04 of the Marengo Township Zoning Ordinance ("Ordinance") and is therefore exempt from the Michigan Building Code

To the Members of Marengo Township Zoning Board of Appeals:

The tenant of PW MI CanRe Marengo LLC (Collectively the "Applicant") is seeking to finalize a license from the Michigan Cannabis Regulatory Agency ("CRA") for the greenhouse to be used for the cultivation of cannabis plants for legal sale in the State of Michigan at the Property.

CRA regulation 420.9(5)(a) requires an applicant to hold a Certificate of Occupancy to operate a cannabis business at any property w*here such documentation is required by the municipality* that governs the local zoning of the facility, or, "If this certificate is not available, **the agency may accept alternative documentation from the building authority**."

The existing greenhouse at the Property, which was previously used to grow red peppers, has never had or required a Certificate of Occupancy. That is because the property is zoned Agricultural and the greenhouse is, and has been treated as, a structure "necessary to an agricultural operation" and thus does not require building permits and/or a Certificate of Occupancy pursuant to the Ordinance.

Specifically, pursuant to Marengo Township Zoning Ordinance Section 2.04:

"A Building Permit is required for and shall be obtained from the Building Inspector prior to the construction, enlargement, alteration, conversion or moving of any building or structure or any part thereof, **except under the following circumstances**:

A. **The erection and placing of a structure necessary to an <u>agricultural operation</u> <u>within an agricultural district</u> so long as the placement of said building shall conform to the setback requirements of the district in which it is located**."

Pursuant to Section 2.02 of the Marengo Township Zoning Ordinance, "Agricultural" means "purposes related to agriculture, farming, dairying, viticulture…

Thus, since the greenhouse has always been "necessary to an agricultural operation" and located within an agricultural district, it has never required building permits and/or a Certificate of Occupancy pursuant to the Ordinance.

Because the Greenhouse is an agricultural use, in an agricultural district, it has never had a Building Permit and/or a Certificate of Occupancy. Accordingly, in order to complete its application to the CRA and to comply with CRA regulation 420.9(5), the Applicant needs "alternative documentation" confirming the Applicant's exemption pursuant to the Ordinance. The CRA has confirmed it will accept as such "alternative documentation." (See Exhibit. 2).

Since the greenhouse is exempt from building permits pursuant to the Ordinance, it is not required to obtain building permits. However, upon request to the Zoning Administrator for such appropriate "alternative documentation," as called for by the CRA, the Township Building Official intervened and denied such request, claiming that cultivation of cannabis plants is an industrial, not agricultural, use. However, this matter is a zoning issue and a question that has arisen "in the administration of the Zoning Ordinance," (Ordinance Section 2.04) and thus is properly within the jurisdiction of this Board. Indeed, since Section 2.04 provides, that the greenhouse is "necessary to an agricultural operation," then it is exempt from building permits under the Ordinance and the Building Official has no jurisdiction whatsoever.

Applicant retained David Kubiske, P.E. to assist it with this process. Mr. Kubiske has been a licensed engineer for over 40 years, served a Board-Certified Building Inspection Engineer and a Registered ACT 54 State Plan Reviewer for the State of Michigan #004530, served on the Construction Board of Appeals for Bedford Township, Michigan, the Board of Review for Ida Township, Michigan and serve as Township Engineer for numerous municipalities in the State of Michigan. Mr Kubiske provided an Affidavit that "there is no basis in the plans for this property to consider its use industrial." (See Exhibit 1)

Mr. Kubiske also advised the Applicant that it is common custom and practice in Michigan that in the event of a dispute of the nature that exists here, an applicant has a right to seek review of a determination of a Township Building Official's position by a building official from an adjacent municipality upon approval from the subject Township's Supervisor. Accordingly, Applicant presented such a request to the Township Supervisor and the Township acknowledged that this is a customary and commonly used practice to resolve a dispute like this one.

Ultimately, Applicant submitted the above issue for review to three Building Officials that cover a total of twelve **(12) neighboring townships**. (See Exbibits 2, 3 and 4).

Should the Board find it necessary to look beyond the opinion of these four qualified experts and review the legalities of the parties' respective, positions, Applicant believes that when this Board considers the facts and law, it will agree that there is no basis to argue that the existing greenhouse remains anything but a structure that is "necessary to an agricultural operation" pursuant to Section 2.04 of the Ordinance.

Request for Action:

Applicant is seeking a simple statement that the CRA has agreed to accept as an alternative to a Certification of Occupancy:

It is the understanding of Marengo Township that the greenhouse building at the proposed location at 22695 J Drive N, Marshall, MI has never required, nor been granted, a Certificate of Occupancy for any prior use. The use of this building for agricultural purposes does not require a Certificate of Occupancy.

We have attached a sheet with the above language as an exhibit hereto and kindly request that the ZBA sign the ZBA Application and attach the sheet so that we can submit it to the CRA.

Since Applicant is a "natural" grower, utilizing sunlight, rather than artificial light in its growing process, it is critical that this dispute is resolved without further delay. Every day that Applicant is not in operation, it loses a day of sunlight and a day of the growing the season. We believe Marengo Township has everything to gain including jobs and license fees and nothing to lose by bringing prompt resolution to this matter.

The foregoing is submitted with a full reservation of Applicant's rights and shall not be considered as any acknowledgment, waiver and/or acceptance of jurisdiction by the Applicant and/or that the Property is anything other than agricultural property, exempt from the Michigan Building Code pursuant to the Ordinance.

Proposed Attachment to Zoning Board of Appeals Application Approval

It is the understanding of Marengo Township that the greenhouse building at the proposed location at 22695 J Drive N, Marshall, MI has never required, nor been granted, a Certificate of Occupancy for any prior use. The use of this building for agricultural purposes does not require a Certificate of Occupancy.

Additional Supporting Information

Statements of Facts:

The Greenhouse on the Property was built and operated for approximately four years growing plants (peppers).

When the Greenhouse was built in 2013, it was so built without the application for and/or grant of any building permits and/or a certificate of occupancy because the Greenhouse was recognized as an agricultural structure because of its use (growing plants) and therefore exempt from any requirements of such permits or certificates of occupancy pursuant to Section 2.04 of the Ordinance. During construction and during the years of operation of the Greenhouse, numerous Township officials visited the Greenhouse and never raised any issue or concern regarding its status, lack of certificate of occupancy and/or building permits. Ex. 1.

The occupation of the building for use as a Greenhouse to grow plants was classified as a Group U (Agricultural).

The occupation of the building for use as a Greenhouse to grow plants was (and is) classified as a Group U (Agricultural) under the Michigan Building Code.

Applicant intends to continue the use of the existing Greenhouse to grow plants.

There is no statutory or regulatory support for reclassifying the use of the existing Greenhouse as anything other than Group U (Agricultural) based on growing a different plant.

Dispute Between Applicant and the Township Building Official

The Township issued all required special use and zoning permits to Applicant. Thereafter, the Township Building Official issued an opinion, in substance, that the change of the plant grown in the Greenhouse - - from peppers to cannabis - - changes the nature of the structure from agricultural to industrial. The Township Building Official based this position on two legally incorrect (as further explained below) beliefs: (1) the Michigan Regulation and Taxation of Marihuana Act ("MRTMA") makes growing cannabis an industrial activity (it does not); and (2) The Michigan Building Code includes manufacturing "hemp products" (which is not growing cannabis) as an industrial activity. For the reasons stated below, both positions are legally incorrect.

Township Ordinance Permitting Marijuana Growers

Marengo Township adopted Ordinance No 2020-01 at a Township Board Meeting on March 31, 2020, amending the Township's Zoning Ordinance to provide for zoning regulation of Commercial Medical Marijuana Facilities and Recreational Marijuana Establishments. The Ordinance placed a Marijuana overlay over the property. The Township's Ordinance 17B.02 stated that the Marijuana Overlay is established as an overlay zoning district over portions of the AG Agricultural District" and "Land located within such overlay district may be developed

according to the provisions of the underlying zoning district…" The Townships Marijuana Overlay District does not alter the land's current zoning classification pursuant to Section 11 of Ordinance No 2020-01:

> **Those properties within the MO District shall maintain their current zoning classification in addition to those uses provided by the newly-established MO District**

Accordingly, since the Property was in the AG Agricultural District, it remains so despite the addition of the MO.

<u>Group U (Agricultural) classification</u>

Under the Michigan Building Code ("MBC"), Section 302, every structure is classified for use.

The MBC and Michigan Energy Code define a "greenhouse" as "a structure or thermally isolated area of a building that maintains a specialized sunlit environment used for, and essential to, the cultivation, protection or maintenance of plants."

312.1 states that "agricultural buildings" and "greenhouses" are designated a **Group U** classification.

<u>Cannabis plants are "plants"</u>

The Michigan Medical Marihuana Regulation Act (MMMRA) defines the "marihuana *plant*" as "any *plant* of the species Cannabis sativa L." MCL 333.26423(g).

MCL 333.27953(e) and defines a "marihuana grower" as a person "licensed to cultivate marihuana" MCL 333.27953(j).

The Michigan Regulation and Taxation of Marihuana Act ("MRTMA") defines "marihuana" as "a *plant* of the genus Cannabis…"

The MRTMA, MCL 333.27953(c), defines Industrial Hemp as a plant. In 333.27953(f), the Legislature expressly recognized that Industrial Hemp and marihuana are not the same and Industrial Hemp is not marihuana.

Accordingly, the cultivation of cannabis is still the growing of a plant - - an agricultural activity.

The Township Building Official has expressed that it is his belief that since "Hemp Products" are listed as an F-1 use classification in the MBC (MBC 306.2), that "marihuana plants" should also be considered an F-1 use classification.

The term "Hemp products" is not defined by any Michigan statute. Nonetheless, it is widely understood to refer to *products* which are made from hemp *plants*, just as citrus products are made from citrus plants, and the like. Typical Hemp Products include hemp oils, hemp fuel (biodiesel),

hemp hearts (seeds), hemp powders, body washes, creams, hemp fibers, etc. That is an important distinction because Hemp Products manufacturing and storage can carry a lot more hazard to an occupancy than the cultivation of Hemp *Plants*.

The MBC recognizes this distinction.

Growing hops is an agricultural use; turning them into beer by way of processing is an F-1 Group.

Growing trees is an agricultural use; turning them into paper by way of processing is an F-1 Group.

The MBC does not, however, list every single crop that could ever be grown in an agricultural use - that would take volumes to do. Instead, MBC indicates that growing plants, and especially growing plants in "greenhouses," is an agricultural use. Manufacturing things from what is grown in an agricultural facility is a different story.

And this makes common sense - turning raw materials into products made from plants is an entirely different level of hazard from growing and shipping plants.

Growing plants isn't *inherently* hazardous. In fact, this Greenhouse in particular maintained its Group U (Agricultural) use designation during the time was in operation and growing 5.5 million pounds of red peppers annually for commercial sale and human consumption.

<u>Growing Hemp is considered Agriculture</u>

The Agricultural Improvement Act of 2018 (2018 Farm Bill) authorized the growing of hemp (defined as growing cannabis plant strains with less than 0.3% THC) and the production of hemp seeds by removing it from the Drug Enforcement Administration's schedule of Controlled Substances.

In order to grow commercial Hemp in Michigan, a grower must obtain a license from the Michigan Department of Agriculture and Rural Development. As such, Michigan is recognizing that growing Hemp is an agricultural process.

As such, growing of Hemp at the property is currently legal and clearly an agricultural use. Hemp is simply a different (low THC) strain of the cannabis plant that Applicant is seeking to grow. It would do so with the same growing techniques that it would employ to grow hemp and not change any hazards at the property.

<u>MRTMA Does Not Define Growing Cannabis as an Industrial Activity</u>

The Marihuana Facilities Licensing Act ("MMFLA") defines a "Grower" as a "commercial entity", MCL 333.27102(g), which in plain language refers to its being "occupied with or engaged in commerce or work intended for commerce." (Merriam-Webster Dictionary) However, the Township Building Official wrongly interprets "commercial entity" as equating to "industrial." But we know that a daycare, for example, is a commercial entity, and is also far from an industrial

occupancy. We also know that a greenhouse growing peppers, as was the case here, is a commercial enterprise that did not cause it to be considered "industrial."

Michigan law defines "industrial" in the Plant Rehabilitation and Industrial Development Districts Act, MCL 207.551 et seq., as including:

> *a high-technology activity, operation of a strategic response center, operation of a motorsports entertainment complex, operation of a logistical optimization center, operation of qualified commercial activity, operation of a major distribution and logistics facility, the manufacture of goods or materials, creation or synthesis of biodiesel fuel, or the processing of goods and materials by physical or chemical change; the operation of a hydro-electric dam by a private company other than a public utility; and agricultural processing facilities.*

To be clear, this Greenhouse is intended to be licensed and used for the growing of cannabis plants. The low-tech Greenhouse has dirt floors; it allows energy from the sun to reach plants through a glass roof; and it protects the plants from the elements by way of membranous walls. It is more akin in its construction and operation to a garden hoop house than an industrial manufacturing facility. Further, we are not seeking an approval for the processing of said plants into cannabis infused products, which, in fact, requires its own unique local and state licenses distinct from the cultivation function. As a licensed marihuana grower, Applicant is not permitted to process marihuana but is only permitted to cultivate and sell or transfer such plant product to other licensees. [MCL 333.27953(j)].

Just for the sake of further clarity, this isn't unique to cannabis. The Right to Farm Act (RTFA), MCL 286.471 et seq., governs entities that commercially produce plants for sale for a profit. It defines farm and farm operation as follows:

> (a) "Farm" means the land, plants, animals, buildings, structures, including ponds used for agricultural or aquacultural activities, machinery, equipment, and other appurtenances used in the commercial production of farm products.
>
> (b) "Farm operation" means the operation and management of a farm or a condition or activity that occurs at any time as necessary on a farm in connection with the commercial production….
>
> (c) "Farm product" means those **plants** and animals **useful to human beings** produced by agriculture and includes, but is not limited to … berries, herbs, fruits, vegetables, flowers, seeds, grasses, nursery stock, trees and tree products, mushrooms, and other similar products, or any other product which incorporates the use of food, feed, fiber, or fur, as determined by the Michigan commission of agriculture.

In fact, for nearly 100 years, State law has recognized operating a greenhouse/nursery as an agricultural activity.

So, we see that growing plants for sale is certainly considered a commercial activity by various sources, including the RTFA, but does not create an argument that such activity is considered an industrial activity.

Is the Greenhouse zoned to allow for agricultural uses?

The Property always was and is still entirely contained within Marengo Township's Agricultural district per Marengo Township's Zoning Map (see below). In addition, the Property received an overlay of its existing Agricultural Zoning to allow for the cultivation of Marijuana which does not change the underlying zoning.



Marengo Township
Calhoun County, Michigan
Zoning
(Proposed)
AG - Agricultural
COM - Commercial
LI - Light Industrial
MFR - Multi Family Residential
MHC - Manufactured Housing Community
MO - Marijuana Overlay District
OC - Open Space & Waterbody Conservation District
LDR - Low Density Residential
MDR - Medium Density Residential
RR - Rural Residential
City of Marshall
N
W
E
S
0
0.5
1
1.5
2
Miles
2
11
26
25
35
36
Map Created for Marengo Township
by Calhoun County GIS 12/2020
315 W Green St, Marshall MI 49068
269-781-0749

Is Applicant allowed to grow cannabis plants in the Greenhouse in an agricultural zone?

The MMFLA expressly contemplates that growing marihuana is an agricultural activity. Specifically, a "grower" may not operate in an area "unless the area is zoned for industrial <u>or</u>

agricultural uses or is unzoned…" MCL 333.27501(9). *See also*, MRTMA, MCL 333.27956; MCL 333.27956. Accordingly, it was expressly contemplated by the Legislature that growing marihuana plants could be classified as an agricultural activity. Moreover, just like the difference between Hemp Plants and Hemp Products, growing marihuana can take place on agricultural property and processing marihuana *products* can be industrial activity required to be on industrial zoned land. That is why the MMFLA allows for both agricultural and industrial zoning – there are different kinds of activities permitted and they can be agricultural, industrial or neither.

The Property where the Greenhouse is located is located within the Township of Marengo's Marihuana Overlay District. The Township's Marihuana Overlay District is layered over the Agricultural Zone under the Township's Ordinance, 2020-01, Section 17B.

The Township of Marengo's Zoning Ordinance as amended by Ordinance 2020-01, states that "[l]and located within [the Marihuana Overlay] district may be developed according to the provisions of the underlying zoning district or according to the provisions of this Section." Section 17B.02.

Further, pursuant to Section 11 of the amended Ordinance, "Those properties within the MO District **shall maintain their current zoning classification** in addition to those uses provided by the newly-established MO District," and thus the Property and its use for agricultural purposes remains zoned Agricultural.

And the Township has not disputed this. In fact, the Applicant was granted a Conditional Use Permit by the Township Board, after the Township Building Official's review of its Site Plan, and that same Official's recommendation that the Planning Commission approve the Applicant's proposed use of the property; the Township Planning Commission and full Township Building subsequently unanimously acted to grant the Applicant its Use Permit as a licensed cannabis cultivator within the Township.

The Township has already granted the Applicant a Class C Grower's License, Conditional Use Permit and Site Plan approval pursuant to the Medical Marihuana Facilities and Licensing Act, MCL 333.27101 et seq., (MMFLA) and the Michigan Regulation and Taxation of Marihuana Act, MCL 333.27951, et seq. (MRTMA). These approvals, and the Township's completion of Attestation 2-C (Exhibit 3), certified that the proposed location and use complied with Marengo Township's underlying zoning district (Agriculture) and the requirements of the Township's Marihuana Overlay District, under Ordinance 2020-01, Section 17B.

Will the Applicant grow cannabis in a way that is more hazardous than growing red peppers and thus a change of occupancy?

The Building Official has tried to argue that changing the plant grown in the Greenhouse from peppers to marihuana changes the occupancy from Group U to GroupF-1. The Township Attorney has stated he believes that to be the case because, as stated above, the MBC lists "Hemp Products" as an F-1 use and that is the "closest analogous situation" the Township can find. But does changing the plant really change the occupancy of the Greenhouse?

There is no authority under Michigan Building Code that supports the conclusion that changing the plant grown in the Greenhouse somehow changes the use or occupancy thereof. The Michigan Building Code defines a change in occupancy as a "change in the purpose or level of activity within a building that involves a change in the application of the requirements of this Code." MBC 202. The deciding factor in whether there has been a change of occupancy is whether the purpose or activity has changed such that the building's *occupant load or hazards* have changed such that different building code requirements should apply.

The Applicant plans to utilize the existing Greenhouse in the same way that it has always been used, namely as a green and environmentally friendly growing facility. (See Exhibit 6) No significant structural changes are contemplated for the Greenhouse in anticipation of marihuana cultivation. Applicant's plans do not involve utilizing additional power, equipment, or other methods such that the grow operation would be considered more hazardous than any other agricultural use of the facility.

The Applicant has, added the following based on Marengo Township requirements:

- Security fence installed around the compound with key fob access
- Employee parking lot
- Perimeter access roads around the greenhouse for fire department
- Exhaust fans with filters

The Applicant has added the following based on MRA requirements:

- Low-voltage fire alarm
- Security and surveillance systems (inside and outside the facility)
- Additional egress doors

Applicant has engaged a Michigan-licensed professional engineer to review its plans for the Greenhouse. Applicant's engineer has confirmed that no changes to the structure of the Greenhouse are planned to be made that require any determination of a change in use under the MBC. In the engineer's opinion, the use is the same and a "greenhouse is still a greenhouse." This was echoed and affirmed by three Building Officials for twelve townships in the immediate area who made clear he would grant Applicant's request without hesitation.

Additional Supporting Documents:

Below are the plans for the Greenhouse/Nursery which show a "U" classification of agricultural use.


Classification Key Plan
Greenhouse Facility - Cannabis Conversion

Below is a site plan/survey showing the Property


PLOT PLAN
J DRIVE NORTH
PARCEL 1
LEGEND

Below is an Alta Survey of the Property:


CLIENT: POWER REIT
ALTA/NSPS LAND TITLE SURVEY
LEGEND
J DRIVE SOUTH

Proposed Attachment to Zoning Board of Appeals Application Approval

It is the understanding of Marengo Township that the greenhouse building at the proposed location at 22695 J Drive N, Marshall, MI has never required, nor been granted, a Certificate of Occupancy for any prior use. The use of this building for agricultural purposes does not require a Certificate of Occupancy.

Exhibit 1

AFFIDAVIT OF DAVID KUBISKE P.E.

State of Michigan)
) SS
County of ________)

David Kubiske, P.E., being first duly sworn, deposes and states the following based on personal knowledge:

1. I have a bachelor of science degree in civil engineering from Michigan Technological University and have been a licensed Professional Engineer in the State of Michigan since 1990, License #35793 (I have been a licensed engineer since 1981 and am licensed in California, Ohio and Texas as well).

2. I have also been a licensed contractor in Michigan (and California).

3. I am a Board-Certified Building Inspection Engineer and a Registered ACT 54 State Plan Reviewer for the State of Michigan #004530.

4. I have served on the Construction Board of Appeals for Bedford Township, Michigan, the Board of Review for Ida Township, Michigan and serve as Township Engineer for numerous municipalities in the State of Michigan.

5. I have had the opportunity to review the plans submitted by the Applicant for its operation of the Greenhouse located at 22695 J. Drive North, Marshall, MI 49068 ("Property").

6. Based on my years of experience, it appears to me that none of the renovations noted in the plans for construction of the Property require and/or indicate a change of use of the Property - - the modifications reflected in the plans are minor and do not change the use or classification of use of the Property.

7. Indeed, there is no basis in the plans for this property to consider its use industrial.

8. The applicant has not added significant power, machinery or occupancy such that it would change the nature of the occupancy from agricultural to industrial.

9. Indeed, the essential characteristics of the Property remain the same, it is a greenhouse and a "greenhouse is a greenhouse," which is an agricultural use structure under the Michigan Building Code.

10. Accordingly, in my opinion the Property remains consistent with its prior, grandfathered use and despite any modifications, remains a Group U use (agricultural) under the 2015 Michigan Building Code Section 312.

11. Also, in my experience it is common custom and practice in Michigan that in the event of a dispute of the nature that exists here, an applicant has a right to seek review of a determination of a Township Building Official's position by a building official from an adjacent municipality upon approval from the subject Township's Supervisor.

12. I have seen that take place countless times in my career and it is very common practice.

Further affiant saith not.

DAVID KUBISKE

Subscribed and sworn to before me
this 16 day of March, 2022
Amanda C, Notary Public
Monroe County, State of Michigan
My commission expires: ________, 20__

AMANDA CLAWSON
NOTARY PUBLIC - MICHIGAN
MONROE COUNTY
MY COMMISSION EXPIRES JUNE 25, 2026
ACTING IN MONROE COUNTY

Exhibit 2

Ari,

Yes, we would accept the letter from the township supervisor as a CoO equivalent.

Thanks.

Brian Hanna
Manager, Field Operations – Inspections
Enforcement Division
Marijuana Regulatory Agency

O: 517-284-8599
C: 517-285-6707
hannab@michigan.gov
www.michigan.gov/MRA
<image001.png>

From: Ari Goldstein <ag@benjamindjoffe.com>
Sent: Monday, February 28, 2022 11:01 AM
To: Hanna, Brian (LARA) <HannaB@michigan.gov>
Cc: Ben Joffe <bdj@benjamindjoffe.com>
Subject: Re: CoO issues

Mr. Hanna,

Thanks again for taking the time to speak with us last Friday.

Per our discussion, have we understood correctly that MRA Enforcement would be willing to accept the language below in a letter from the Township Supervisor as a Certificate of Occupancy equivalent—provided that the signatory can also authenticate the letter and confirm its substance upon request from Enforcement?

We certainly don't want to misrepresent MRA's position on this as we continue discussions with the local authorities, so please feel free to correct me if I've misconstrued or potentially overlooked any key details. We are happy to further discuss any time if you have additional questions or concerns.

Thanks again for helping us resolve this matter; we truly appreciate the guidance!

Best,

Ari

Ari Goldstein
Associate Attorney
Benjamin D. Joffe PLLC
(734) 834-4939

BENJAMIN D. JOFFE PLLC
Attorneys & Counselors
334 EAST WASHINGTON
ANN ARBOR, MI 48104
(734) 368-8595
bdj@benjamindjoffe.com

On Feb 25, 2022, 11:10 AM -0500, Ari Goldstein , wrote:

To whom it may concern:

It is the understanding of the Township that the greenhouse building at the proposed location at 22695 J Drive N, Marshall, Michigan has never required, nor been granted, a Certificate of Occupancy for any prior use. The use of this building for agricultural purposes does not require a Certificate of Occupancy.

Ari Goldstein
Associate Attorney
Benjamin D. Joffe PLLC
(734) 834-4939

BENJAMIN D. JOFFE PLLC
Attorneys & Counselors
334 EAST WASHINGTON
ANN ARBOR, MI 48104

Exhibit 3

Frank Ballard
213 Country Club Terrace
Battle Creek, MI 49015

To whom it may concern:

I am the Building Inspector for Lee Township which is the Township north of Marengo Township. In addition, I am the Building Inspector for the following Townships: Fredonia, Clarence, Marshall, Athens, Leroy and Newton.

I have reviewed the letter (the "Letter") dated March 16, 2022 by Ethan Holtz from Jaffe Raitt Heuer & Weiss and hereby agree to offer an opinion related to the Property as a Building Inspector from an adjacent Township.

I have reviewed the Affidavit provided by David Kubiske, P.E. that is an attachment the Letter and agree with his description of the situation. In addition, I have been supplied with facts and circumstances related to this property and the prior and proposed continued use of this property.

As a Building Inspector from an adjacent township, I hereby state:

- This existing greenhouse property is exempt from requiring a building permit pursuant to the Michigan Building Code because it is already a grandfathered use as a greenhouse (Michigan Building Code 2015).
- This existing greenhouse property is also exempt from requiring a Certificate of Occupancy pursuant to the Michigan Building Code because it is already a grandfathered use as a greenhouse (Michigan Building Code 2015).
- This existing property is zoned agricultural and the building itself is a greenhouse and the use of a greenhouse is an agricultural use.
- To be clear, if this property was located in Lee Township or any of the other Townships which I serve, I would have immediately agreed to submit any requested paperwork to support the fact that this property does not require building permits or a Certificate of Occupancy. I hereby submitting this letter in support of these conclusions.

If you have any questions or require any further information, please do not hesitate to contact me at 269 209-2094.

Sincerely,

Frank Ballard

Exhibit 4

Brian Buchanan
29951 H Dr N
Albion, MI 49224

To whom it may concern:

I am the Building Inspector for Parma Township which is East of Marengo Township.

I have reviewed the letter (the "Letter") dated March 16, 2022 by Ethan Holtz from Jaffe Raitt Heuer & Weiss and hereby agree to offer an opinion related to the Property as a Building Inspector from an adjacent Township.

I have reviewed the Affidavit provided by David Kubiske, P.E. that is an attachment the Letter and agree with his description of the situation. In addition, I have been supplied with facts and circumstances related to this property and the prior and proposed continued use of this property.

As a Building Inspector from an adjacent township and a Residential Builder for over 30yrs I hereby state:

- This existing greenhouse property is exempt from requiring a building permit pursuant to the Michigan Building Code because it is already a grandfathered use as a greenhouse (Michigan Building Code 2015).
- This existing greenhouse property is also exempt from requiring a Certificate of Occupancy pursuant to the Michigan Building Code because it is already a grandfathered use as a greenhouse (Michigan Building Code 2015).
- This existing property is zoned agricultural and the building itself is a greenhouse and the use of a greenhouse is an agricultural use.
- To be clear, if this property was located in Lee Township or any of the other Townships which I serve, I would have immediately agreed to submit any requested paperwork to support the fact that this property does not require building permits or a Certificate of Occupancy. I hereby submitting this letter in support of these conclusions.
- Simply put, growing a plant is agriculture including if it is done in a greenhouse.
-

If you have any questions or require any further information, please do not hesitate to contact me at 517-331-1303

Sincerely,

Brian Buchanan

Exhibit 5

SANDSTONE CHARTER TOWNSHIP

7940 County Farm Road
Parma, MI 49269
517-784-4712
Fax 517-784-2605
www.sandstonetownship.org

to whom it may concern:

I am the building official for Blackman, Sandstone, Sheridan and Springport Township. I was asked my opinion regarding a certificate of occupancy being required for a green house. From what I am told the green house will not be changing in use therefore my opinion is that a new certificate of occupancy is not required. Under section 105.2 (work exempt from a permit) (X) it would be my interpretation that a green house would be exempt from the building code to require a building permit.

3-24-22

Bryan Powers

Sandstone Township Building Official

Cell: 517 9378205

Exhibit 6

AFFIDAVIT OF TOM PIEPKOW

State of Michigan)
) SS
County of Calhoun

Tom Piepkow being first duly sworn, deposes and states the following based on personal knowledge:

1. I was the head grower for Kilbourn Produce at the property located at 22695 J Drive North, Marshall MI 49068 from 2015, when the facility commenced operations, through 2019 when the facility shut down.

2. We utilized a greenhouse on the property. During this entire time, we grew red bell peppers using a hanging gutter hydroponic growing system.

3. The greenhouse benefits from diffused glass to maximize the use of sunlight for growing plants.

4. The greenhouse itself consists of galvanized steel, glass, polycarbonate walls, and a significant amount of water flowing through heating pipes and irrigation pipes.

5. The floor is a mix of concrete and dirt floor with a mesh ground cover.

6. When operational, the greenhouse is filled with plants in a growing medium. There is minimal electrical within the greenhouse used primarily for air circulation fans, motors to operate the roof vents, and curtains.

7. I will serve as the head grower for property's new owner once the greenhouse goes back into operation growing cannabis plants.

8. The method of growing of cannabis is identical to the method previously used to grow peppers.

9. The only significant difference is the addition of blackout curtains which are used to control the photosynthesis period of the cannabis plants which is required for cannabis cultivation and was not relevant to growing peppers.

10. Previously the facility only had "energy" curtains that are used to block excess sunlight on hot summer days and keep in heat on cold winter days.

11. There have been no significant changes to the greenhouse. There have been no significant changes that add any further hazards to the use or occupancy load to the greenhouse from the previous operation growing peppers.

12. This facility is a state-of-the-art greenhouse cultivation facility that has an extremely low carbon footprint, in contrast to the indoor converted warehouse style cultivation facilities that are prevalent in the cannabis industry.

13. The intent of the greenhouse is to bring agricultural approaches to growing cannabis, using the natural sunlight and avoiding the need for such things as HVAC and significant amounts of artificial lighting which consume tremendous energy.

14. I have read the Affidavit submitted by Mr. Lesser regarding a meeting on May 13, 2021 with Gregg Shippel and agree with his description of the discussion.

Further affiant saith not.

Tom Piepkow

TOM PIEPKOW

Subscribed and sworn to before me
this 8 day of March, 2022
Jannette Stryker
Jannette Stryker, Notary Public
Allegan County, State of Michigan
My commission expires: 12-10, 2023

JANNETTE STRYKER
NOTARY PUBLIC, ALLEGAN COUNTY, MI
My Commission Expires 12/10/2023
Acting in the County of Calhoun

QUIT CLAIM DEED

THE GRANTOR: Kilbourn Farms, Inc.

WHOSE ADDRESS IS: 16883 23 Mile Rd, Marshall, MI 49068

QUIT CLAIMS TO: Kilbourn Produce, LLC, a Michigan limited liability company with an address of 16883 23 Mile Rd., Marshall, MI, 49068, by and through M. Shapiro Management Company, LLC as Court appointed receiver (the "Receiver"). The real property subject to this conveyance is the "Pond Property" as described in the Second Amendment to Order Appointing Receiver over Real Estate and Business Assets of Kilbourn Produce, LLC and Kilbourn Farms, Inc entered in Calhoun County Circuit Court Case # 2019-2976-CB on November 26,2019.

THE RECEIVER'S ADDRESS IS: 31550 Northwestern Highway, Suite 220, Farmington Hills, MI 48334

THE FOLLOWING DESCRIBED PREMISES LOCATED IN MARENGO TOWNSHIP, CALHOUN COUNTY, STATE OF MICHIGAN DESCRIBED AS:

SEE EXHIBIT A.

Reserving to Grantor all oil, gas and other minerals in, under and that may be produced from the premises described on Schedule A, or a communitized unit containing a portion of the property described in Exhibit A.

Subject to any valid oil and gas lease of record.

This deed is given pursuant to Court Order in Calhoun County Circuit Court Case # 2019-2976-CB.

Subject to easements and building and use restrictions of record. This transfer includes ZERO land divisions under Section 108 of the Land Division Act, 1967 PA 288, MCL 560.108.

This property may be located within the vicinity of farmland or a farm operation. Generally accepted agricultural and management practices which may generate noise, dust, odors, and other associated conditions may be used and are protected by the Michigan Right to Farm Act.

This transfer is not subject to taxation pursuant to MCL 207.505(j) and (k) and MCL 207.526(1) and (m).

DATED: October 9th 2020.

GRANTOR

KILBOURN FARMS, INC
BY: Franklin Kilbourne
ITS: President

STATE OF MICHIGAN)
) ss.
COUNTY OF CALHOUN)

The foregoing instrument was acknowledged before me this 9th day of October 2020, by Franklin Kilbourne known to me to be the President of Kilbourn Farm, Inc. as his free act and deed on behalf of same.

Becky Brady
Notary Public, Calhoun County, MI
Acting in Calhoun County
My Commission Expires: 08/29/2023

Prepared by and Return to:
David E. Bevins (P48955)
Rhoades McKee, P.C.
55 Campau Ave., N.W.
Grand Rapids, MI 49503
616/235-3500

EXHIBIT A

Being the part of the Southwest 1/4 of Section 2. Town 2 South. Range 5 West, Marengo Township, Calhoun County, Michigan, described as follows: Commencing at a ¾" iron pin (Found – Calhoun Remon) in a monument box at the Southwest corner of the Southeast ¼ of Section 2, said point in the centerline of J Drive North (66' right-of-way as it now exists), said point also being North 89 degrees 57'27" West, a distance of 2,661.28 feet of a ¾" iron pin (Found – Calhoun Remon) in a monument box at the Southeast corner Section 2; thence North 00 degrees 31'29" West, along the West line of a 60 acre parcel now or formerly owned by Kilbourn Produce, LLC (Liber 3906, page 476) and the East line of the Southwest ¼ of Section 2, a distance of 548.35 feet to a 5/8" iron pin (Set), passing a 5/8" iron pin (Set) at a distance of 33.00 feet at the North right-of-way line of said J Drive North, said point being the Point of Beginning of the herein described 4.700 acre parcel; thence crossing said 220 acre parcel with the following three (3) courses: 1) South 89 degrees 28'31" West, a distance of 150.00 feet to a 5/8" iron pin (Set); 2) North 00 degrees 31'29" West, a distance of 1,365.00 feet to a 5/8" iron pin (Set); 3) North 89 degrees 28'31" East, a distance of 150.00 feet to a 5/8" iron pin (Set); said point being on the East line of said 220 acre parcel, the West line of said 60 acre parcel and the East line of the Southwest ¼ of Section 2; thence South 00 degrees 31'29" East, with the East line of said 220 acre parcel, the West line of said 60 acre parcel and the east line of the Southwest ¼ of Section 2, a distance of 1,365.00 feet to a 5/8" iron pin (Set), said point being the Point of Beginning of land herein described.

Together with the following:

A 30 foot by 100 foot non-exclusive, perpetual easement over the land owned by Grantor adjacent to the real property described above, and as depicted on the Koch Land Surveying Survey dated August 27, 2021, as the "Drainage Easement" as attached hereto, for the purposes of permitting drainage from the property described above onto the Drainage Easement, together with the right to maintain, construct, repair and replace such Drainage Easement over, along, across, through and under such Drainage Easement. No barrier, structure, building or obstruction or hindrance of any kind shall be constructed or permitted to remain in the Drainage Easement so as to prohibit, obstruct or hinder the passage at any time of water on, over, across, through and under the Drainage Easement.

Schedule "A"

ALTA/NSPS LAND TITLE SURVEY


CENTER SECTION 2 T2S, R5W MARENGO TWP L. 4197, P. 639
NORTH–SOUTH 1/4 LINE OF SECTION 2, T2S, R5W
NORTH LINE OF THE SOUTH 60 ACRES OF W 1/2, SE 1/4 SECTION 2, T2S, R5W (AS MONUMENTED & OCCUPIED)
KILBOURN FARMS, INC
22431 J DRIVE NORTH
MARSHALL, MI 49068
13-15-020-015-00
E. LINE OF W 1/2, SE 1/4 SECTION 2
FD 5/8" BAC #39079, 0.73' EAST
30' X 100' DRAINAGE EASEMENT
DETENTION POND
PARCEL 2
±4.70 ACRES
KILBOURN FARMS, INC.
22431 J DRIVE NORTH
MARSHALL, MI 49068
13-15-020-013-00
SCALE: 1" = 100'
APPROXIMATE LOCATION OF WESTRAY EXPLORATION UNDERGROUND GAS LINE
CONTAINMENT AREA
GRAVEL AREA
SHED
OIL WELL EQUIPMENT AREA
CONTAINMENT AREA
PARCEL NOT INCLUDED
OIL WELL
SECURITY CAMERA
EAST ACCESS EASEMENT
EAST LINE OF THE SOUTH 60 ACRES OF W 1/2, SE 1/4 SECTION 2, T2S, R5W
DIESEL DISTRIBUTION LINES ALONG BUILDING FACE
NATURAL GAS CONNECTIONS
APPROXIMATE LOCATION OF UNDERGROUND GAS LINES
DIESEL STORAGE TANK ON CONCRETE PAD
BUFFER TANK
TRUCK DOCK
SANITARY DRAINFIELD
ASPHALT
LARRY & NORMA HOFFMAN
17461 23 MILE ROAD
MARSHALL, MI 49068
13-15-020-021-00
WEST LINE OF THE SOUTH 60 ACRES OF W 1/2, SE 1/4 SECTION 2, T2S, R5W
APPROXIMATE LOCATION OF UNDERGROUND ELECTRIC LINES
PARCEL 1
±56.44 ACRES
GATE
WEST ACCESS EASEMENT
GRAVEL DRIVE
KILBOURN PRODUCE SIGN, BUILT IN CEM'T BY 43.2
37' EASEMENT TO CONSUMERS POWER LIBER 459, PAGE 47
BARN
APPROXIMATE LOCATION OF UNDERGROUND SEMCO GAS LINE
BOULDERS
FD 5/8" BAC #39079, 2.0' EAST
SOUTH LINE OF SECTION 2, T2S, R5W
S 1/4 CORNER SECTION 2 T2S, R5W MARENGO TWP L. 3065, P. 942
J DRIVE NORTH
SE CORNER SECTION 2 T2S, R5W MARENGO TWP. L. 3365, P. 279
LEGEND
= Set 1/2" Bar & Cap #41103
= Found 5/8" Bar & Cap #39079
= Survey Boundary Line
(R) = Recorded Dimension
(M) = Measured Dimension
= Distance Not to Scale
= Sanitary Sewer
= Storm Sewer Catchbasin
= Well
= Gas Meter
= Underground Wires
= Monitoring Well
= CO2 Manhole
= Telephone Pedestal
= Large Rock (Boulder)
= Asphalt Surface
= Concrete Surface
= Gravel Surface
72 HOURS
(3 WORKING DAYS)
BEFORE YOU DIG
CALL MISS DIG
800-482-7171
(TOLL-FREE)
DRAWN BY: SEK
FIELD WORK BY: SEK
SHEET 1 OF 1

Parcel Descriptions (per Liberty Title Agency, Commitment No. L
The land referred to in this Commitment is located in the Township of Maren
as follows:

Parcel 1:
A parcel of land situated in the Township of Marengo, County of Calhoun, an

Beginning at the South 1/4 Corner of Section 2, Town 2 South, Range 5 We
N00°31'29"W, 1963.35 feet along the North–South 1/4 line of said Section 2
1/2 of the Southeast 1/4 of said Section 2; thence S89°57'12"E, 907.22 fee
thence S89°57'12"E, 425.00 feet to the East line of the West 1/2 of the So
1598.24 feet along said East line to the South line of said Section 2; thenc
point of beginning; said parcel contains 56.44 acres, more or less; said parc
record, if any.

Parcel 2:
Being the part of the Southwest 1/4 of Section 2, Town 2 South, Range 5
described as follows: Commencing at a 3/4" iron pin (Found–Calhoun Remo
Southeast 1/4 of Section 2, said point in the centerline of J Drive North (6
North 89 degrees 57'27" West, a distance of 2,661.28 feet of a 3/4" iron p
Southeast corner Section 2; thence North 00 degrees 31'29" West, along the
Kilbourn Produce, LLC (Liber 3906, page 476) and the East line of the Sout
5/8" iron pin (Set), passing a 5/8" iron pin (Set) at a distance of 33.00 fe
said point being the Point of Beginning of the herein described 4.700 acre p
following three (3) courses: 1) South 89 degrees 28'31" West, a distance of
degrees 31'29" West, a distance of 1,365.00 feet to a 5/8" iron pin (Set);
feet to a 5/8" iron pin (Set); said point being on the East line of said 220
East line of the Southwest 1/4 of Section 2; thence South 00 degrees 31'2
West line of said 60 acre parcel and the east line of the Southwest 1/4 of
(Set), said point being the Point of Beginning of land herein described.

Parcel 1 and 2 Combined:
A parcel of land situated in the Township of Marengo, County of Calhoun, ar

Beginning at the South 1/4 Corner of Section 2, Town 2 South, Range 5 We
N00°31'29"W, 546.35 feet along the North–South 1/4 line of said Section 2;
North–South 1/4 line; thence N00°31'29"W, 1,365.00 feet; thence N89°28'31"
2; thence N00°31'29"W, 50.00 feet along said North–South 1/4 line to the
Southeast 1/4 of said Section 2; thence S89°57'12"E, 907.22 feet along sai
S89°57'12"E, 425.00 feet to the East line of the West 1/2 of the Southeast
along said East line to the South line of said Section 2; thence N89°57'27"
beginning; said parcel contains 61.14 acres, more or less, said parcel subjec
any.

Together with easements for drainage as set forth in deeds recorded in Libe
County Records.

Subject to and together with easement rights as set forth in Reciprocal Eas
POWER REIT ENTITY], a XXXX limited liability company, and KILBOURN FARMS,
XXX, Calhoun County Records.

Schedule BII Exceptions, per Commitment No:LIB155065:
14. Easement to Consumers Energy Company, as recorded in Liber 459, Pa
AFFECTS the subject parcel AS SHOWN.

15. Easement to Consumers Power Company, as recorded in Liber 491, Pag
AFFECTS the subject parcel, but exact route & course is not described, the

16. Terms, conditions and provisions regarding land division and farming rig
679, Calhoun County Records (Parcels 1 and 2). Agreement expired on Dece
parcels.

17. Oil and Gas Lease recorded in Liber 3217, Page 73, Calhoun County Re
but is BLANKET IN NATURE.

18. Oil and Gas Lease recorded in Liber 3311, Page 704, CCalhoun County
parcels, but is BLANKET IN NATURE.

19. Reservation of Oil, Gas and Mineral rights, as set forth by Mineral Deed
332, and Liber 3666, Page 19, Calhoun County Records (Parcels 1 and 2).
NATURE.

20. Terms and conditions contained in Affidavit Attesting that Qualified Agr
Agricultural Property, as recorded in Liber 3906, Page 524, Calhoun County
but is BLANKET IN NATURE.

CERTIFICATION:
To Power REIT, Liberty Title Agency, PW MI CanRE Marengo LLC, Westcor Lan
Company, LLC:

This is to certify that this map or plat and the survey on which it is based
Standard Detail Requirements for ALTA/NSPS Land Title Surveys, jointly esta
items 1, 2, 4, and 13 of Table A thereof. The fieldwork was complete on

DRAFT ONLY

Scott E. Koch Date:
Professional Surveyor No. 41103

RECEIVER'S DEED

M. Shapiro Management Company, LLC, as Court Appointed Receiver for certain Property owned by Kilbourn Produce, LLC and Kilbourn Farms, Inc., Calhoun County Circuit Court, Calhoun County, Michigan, Case No. 19-002976-CB ("**Grantor**"), issues this Receiver's Deed to PW MI CanRE Marengo LLC, a Michigan limited liability company ("**Grantee**"), pursuant to the May 25, 2021, Stipulated Order Granting Authority For Sale of Receivership Property in Calhoun County Circuit Court, Calhoun County, Michigan, Case No. 19-002976-CB (the "**Sale Order**").

Pursuant to the Sale Order and MCL 554.1011 *et seq.*, Grantor conveys to Grantee, free and clear of all liens, all right title and interest of Grantor to the real estate situated in the Marengo Township, Calhoun County, Michigan and described on **Exhibit A** attached hereto and incorporated herein, together with all improvements, singular tenements, hereditaments, appurtenances and beneficial easements thereunto belonging or in anywise appertaining thereto.

Grantor covenants and agrees that as of November 4, 2019, the date of the appointment of Grantor as Receiver, Grantor has not done, committed, or willingly suffered to be done or committed, any act, matter, or thing whatsoever, whereby the property hereby conveyed, or any part thereof is or shall or may be charged or encumbered in title or estate. Subject to the limitations in the preceding sentence Grantor will warrant and defend the title to the premises aforesaid unto the said Grantee, but no others, against the lawful claims and demands of all persons claiming by, through or under the Grantor, but against no other persons.

This deed is given for the consideration disclosed in the Real Estate Transfer Valuation Affidavit filed simultaneously with this Deed.

The Grantor grants to the Grantee the right to make all divisions under Section 108 of the Land Division Act, Act No. 288 of the Public Acts of 1967.

This property may be located within the vicinity of farmland or a farm operation. Generally accepted agricultural and management practices which may generate noise, dust, odors, and other associated conditions may be used and are protected by the Michigan Right to Farm Act.

SIGNATURE ON NEXT PAGE

REMAINDER OF PAGE LEFT INTENTIONALLY BANK

Dated: September 8, 2021

GRANTOR:

M. Shapiro Management Company, LLC as Court Appointed Receiver for certain Property owned by Kilbourn Produce, LLC and Kilbourn Farms, Inc., Calhoun County Circuit Court, Calhoun County, Michigan Case No. 19-002976-CB

By: Mark S. Kassab
Its: Authorized Agent

STATE OF MICHIGAN)
) ss.
COUNTY OF KENT)

The foregoing instrument was acknowledged before me this 2nd day of September 2021, by Mark S. Kassab, the authorized agent of M. Shapiro Management Company, LLC, as Court Appointed Receiver for certain Property owned by Kilbourn Produce, LLC and Kilbourn Farms, Inc., Calhoun County Circuit Court, Calhoun County, Michigan, Case No. 19-002976-CB, on behalf of the company.

MEGHAN OHARE
Notary Public - State of Michigan
County of Oakland
My Commission Expires Apr 8, 2028
Acting in the County of ______

Notary Public, Oakland County, MI
Acting in Oakland County
My Commission Expires: 4-8-2028

This Instrument Drafted By and Return To:
David E. Bevins (P48955)
Rhoades McKee, P.C.
55 Campau Ave., N.W., Suite 300
Grand Rapids, MI 49503

Send Subsequent Tax Invoices To:
PW MI CanRE Marengo, LLC
301 Winding Rd.
Old Bethpage, New York 11804

MEGHAN OHARE NOTARY PUBLIC MY COMMISSION EXPIRES APR 8, 2028 County of Oakland STATE OF MICHIGAN

receiver_s deed

EXHIBIT A

The real estate situated in the County of Calhoun, Township of Marengo, State of Michigan and described as follows:

Beginning at the South 1/4 Corner of Section 2, Town 2 South , Range 5 West, Morengo Township, Calhoun County, Michigan; thence North 00° 31' 29" West, 548.35 feet along the North-South 1/4 line of said Section 2; thence South 89° 28' 31" West 150.00 feet perpendicular to said North-South 1/4 line; thence North 00° 31' 29" West, 1365.00 feet; thence North 89° 28' 31" East 150.00 feet to the North-South 1/4 line of said Section 2; thence North 00° 31' 29" West 50.00 feet along said North-South 1/4 line to the North line of the South 60 acres of the West 1/2 of the Southeast 1/4 of said Section 2; thence South 89° 57' 12" East 907.22 feet along said North line; thence South 00° 28' 37" East 365.00 feet; thence South 89° 57' 23" East 425.00 feet to the East line of the West 1/2 of the Southeast 1/4 of said Section 2; thence South 00° 28' 37" East 1598.24 feet along said East line to the South line of said Section 2; thence North 89° 57' 27" West 1330.58 along said South line to the point of beginning.

Together with easement for drainage as set forth in the deed recorded in Liber ____, page ____ Calhoun County Records.